EXHIBIT 99.1

Home BancShares, Inc. Announces 64.6% Increase in Second Quarter Earnings

CONWAY, Ark., July 22, 2010 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB), parent company of Centennial Bank, today announced second quarter earnings of $9.0 million, or $0.29 diluted earnings per common share, compared to $5.4 million, or $0.22 diluted earnings per common share (adjusted for the 10% stock dividend) for the same quarter in 2009. This represents a $3.5 million, or 64.6% increase in the 2010 earnings over 2009. Additionally, the $9.0 million operating earnings (net income excluding gain on acquisitions) for the second quarter of 2010 were the best operating earnings in the Company's history.

Because acquisitions are a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share for the second quarter of 2010 was $0.30, compared to $0.23 (adjusted for the 10% stock dividend) for the same period in 2009.

"The Company continues to be an active player in the pursuit of FDIC assisted transactions," said John Allison, Chairman. "As a result of our healthy reserves and capital levels, we remain a strong financial institution positioned to take advantage of FDIC deals as they become economically opportunistic."

"The second quarter of 2010 was another strong quarter for our company," said Randy Sims, Chief Executive Officer. "There are a lot of positives for our company this quarter; we had record quarterly net interest income, a sub 50 core efficiency ratio, a growing net interest margin and improvement in selected asset quality ratios."

Operating Highlights

Net interest income for the second quarter of 2010 was a quarterly record for the Company, increasing 23.2% to $28.0 million compared to $22.7 million for the second quarter of 2009. Net interest margin, on a fully taxable equivalent basis, was 4.30% in the quarter just ended compared to 4.08% in the second quarter of 2009, an increase of 22 basis points. The Company's ability to improve pricing on our deposits and hold the decline of interest rates on earning assets to a minimum allowed the Company to improve net interest margin.

The Company reported $8.2 million of non-interest income for the second quarter of 2010, an increase of 3.3% compared to $8.0 million for the second quarter of 2009. The most significant components of the second quarter non-interest income were $3.6 million from service charges on deposits accounts, $1.9 million from other service charges and fees, $663,000 of accretion on the FDIC indemnification asset, $650,000 from mortgage lending income and $348,000 increase in cash value of life insurance offset by a loss on sale of OREO of $404,000.

Non-interest expense for the second quarter of 2010 was $19.0 million compared to $20.3 million for the second quarter of 2009. Our core efficiency ratio improved 7.9 points to 48.2% for the second quarter of 2010 from the 56.1% reported in the second quarter of 2009.  This improvement is associated with the on-going implementation of the efficiency study and the charter consolidation last year.

Financial Condition

Total non-covered loans were $1.97 billion at June 30, 2010 compared to $1.95 billion at December 31, 2009.  Total deposits were $2.19 billion at June 30, 2010 compared to $1.84 billion at December 31, 2009. Total assets were $3.04 billion at June 30, 2010 compared to $2.68 billion at December 31, 2009.

Non-performing non-covered loans were $38.1 million as of June 30, 2010, of which $26.0 million were located in Florida. Non-performing non-covered loans as a percent of total non-covered loans were 1.94% as of June 30, 2010 compared to 2.05% as of December 31, 2009. Non-performing non-covered assets were $50.1 million as of June 30, 2010, of which $32.3 million were located in Florida. Non-performing non-covered assets as a percent of total non-covered assets were 1.83% as of June 30, 2010 compared to the 2.12% reported for December 31, 2009.

The Company's allowance for loan losses was $43.6 million at June 30, 2010, or 2.22% of total non-covered loans, compared to $43.0 million, or 2.20% of total non-covered loans, at December 31, 2009. As of June 30, 2010, the Company's allowance for loan losses equaled 114% of its total non-performing non-covered loans compared to 108% as of December 31, 2009.

Stockholders' equity was $488.6 million at June 30, 2010 compared to $465.0 million at December 31, 2009, an increase of $23.6 million. Book value per common share was $15.50 at June 30, 2010 compared to $14.71 (adjusted for the 10% stock dividend) at December 31, 2009.

New Branches

During 2010, Centennial Bank entered into two loss sharing agreements with the FDIC. Through these two transactions, the Company acquired a total of eight branch locations in Florida. These branch locations include three in Orlando, one in Winter Park, two in Longwood, one in Clermont and one in Key West. The Company plans to keep all of these branches except for one location in downtown Orlando. Presently, the Company is evaluating additional opportunities but has no firm commitments for any additional de novo branch locations.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, July 22, 2010. Interested parties can listen to this call by calling 1-877-317-6789 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 442162, which will be available until July 30, 2010 at 4:00 p.m. CT (5:00 ET). Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares, Inc.'s financial results are included in its Form 10-K, filed with the Securities and Exchange Commission in March 2010.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Our wholly-owned subsidiary Centennial Bank provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has locations in central Arkansas, north central Arkansas, southern Arkansas, the Florida Keys, central Florida and southwestern Florida. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB."

Home BancShares, Inc.
Consolidated End of Period Balance Sheets
(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(In thousands)	2010	2010	2009	2009	2009

ASSETS

Cash and due from banks	$ 34,912	$ 36,237	$ 39,970	$ 39,036	$ 41,531
Interest-bearing deposits with other banks	153,302	156,772	133,520	84,921	4,553
Cash and cash equivalents	188,214	193,009	173,490	123,957	46,084
Federal funds sold	8,665	11,207	11,760	660	31,805
Investment securities - available for sale	346,621	362,710	322,115	315,269	309,989
Loans receivable not covered by loss share	1,965,489	1,959,666	1,950,285	1,971,039	1,972,704
Loans receivable covered by FDIC loss share	218,283	225,885	--	--	--
Allowance for loan losses	(43,614)	(42,845)	(42,968)	(41,210)	(41,804)
Loans receivable, net	2,140,158	2,142,706	1,907,317	1,929,829	1,930,900
Bank premises and equipment, net	75,314	69,997	70,810	70,991	71,914
Foreclosed assets held for sale not covered by loss share	11,638	17,610	16,484	19,111	17,606
Foreclosed assets held for sale covered by FDIC loss share	7,420	8,672	--	--	--
FDIC indemnification asset	85,718	88,274	--	--	--
Cash value of life insurance	51,366	51,019	52,176	51,742	51,249
Accrued interest receivable	13,071	14,854	13,137	12,815	12,840
Deferred tax asset, net	8,689	10,072	14,777	13,423	14,669
Goodwill	53,039	53,039	53,039	53,039	53,039
Core deposit and other intangibles	6,406	6,989	4,698	5,160	5,622
Mortgage servicing rights	--	872	1,090	1,308	1,526
Other assets	44,063	47,169	43,972	34,432	32,683
Total assets	$ 3,040,382	$ 3,078,199	$ 2,684,865	$ 2,631,736	$ 2,579,926

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Deposits:
Demand and non-interest-bearing	$ 337,073	$ 354,663	$ 302,228	$ 295,755	$ 294,339
Savings and interest-bearing transaction accounts	833,912	863,988	714,744	660,533	661,387
Time deposits	1,015,507	1,002,437	818,451	823,997	876,339
Total deposits	2,186,492	2,221,088	1,835,423	1,780,285	1,832,065
Federal funds purchased	--	--	--	--	--
Securities sold under agreements to repurchase	62,869	55,403	62,000	63,264	65,232
FHLB borrowed funds	232,416	254,548	264,360	282,550	277,640
Accrued interest payable and other liabilities	22,558	21,360	10,625	11,594	14,105
Subordinated debentures	47,439	47,462	47,484	47,507	47,530
Total liabilities	2,551,774	2,599,861	2,219,892	2,185,200	2,236,572

Stockholders' equity
Preferred stock	49,366	49,320	49,275	49,230	49,185
Common stock	283	257	257	249	199
Capital surplus	431,343	363,870	363,519	349,429	255,009
Retained earnings	4,073	63,907	51,746	46,074	40,704
Accumulated other comprehensive gain (loss)	3,543	984	176	1,554	(1,743)
Total stockholders' equity	488,608	478,338	464,973	446,536	343,354
Total liabilities and stockholders' equity	$ 3,040,382	$ 3,078,199	$ 2,684,865	$ 2,631,736	$ 2,579,926

RATIOS
Total loans to total deposits	99.88%	98.40%	106.26%	110.71%	107.68%
Common equity to assets	14.4%	13.9%	15.5%	15.1%	11.4%
Tangible common equity to tangible assets	12.7%	12.2%	13.6%	13.2%	9.3%

Home BancShares, Inc.
Consolidated Statements of Income
(Unaudited)

	Quarter Ended					Year Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
(In thousands)	2010	2010	2009	2009	2009	2010	2009

Interest income
Loans	$ 33,136	$ 29,866	$ 29,625	$ 30,056	$ 29,389	$ 63,002	$ 58,527
Investment securities
Taxable	1,935	1,627	1,646	1,768	2,252	3,562	4,905
Tax-exempt	1,500	1,479	1,491	1,463	1,343	2,979	2,641
Deposits - other banks	81	85	89	7	8	166	20
Federal funds sold	5	5	3	1	4	10	11

Total interest income	36,657	33,062	32,854	33,295	32,996	69,719	66,104

Interest expense
Interest on deposits	5,872	5,295	5,704	6,489	7,131	11,167	15,249
Federal funds purchased	--	--	--	2	2	--	4
FHLB borrowed funds	2,082	2,177	2,338	2,379	2,359	4,259	4,749
Securities sold under agreements to repurchase	118	94	116	126	124	212	235
Subordinated debentures	600	597	594	623	659	1,197	1,335

Total interest expense	8,672	8,163	8,752	9,619	10,275	16,835	21,572

Net interest income	27,985	24,899	24,102	23,676	22,721	52,884	44,532
Provision for loan losses	3,750	3,100	3,850	3,550	2,750	6,850	3,750
Net interest income after provision for loan losses	24,235	21,799	20,252	20,126	19,971	46,034	40,782

Non-interest income
Service charges on deposit accounts	3,583	3,141	3,759	3,785	3,633	6,724	7,007
Other service charges and fees	1,899	1,638	1,527	1,705	1,841	3,537	3,625
Mortgage lending income	650	412	555	488	815	1,062	1,695
Mortgage servicing income	154	160	164	171	191	314	391
Insurance commissions	309	347	253	173	198	656	455
Income from title services	148	107	134	150	151	255	291
Increase in cash value of life insurance	348	428	435	495	574	776	1,051
Dividends from FHLB, FRB & bankers' bank	142	126	120	114	99	268	206
Gain on acquisitions	--	11,790	--	--	--	11,790	--
Gain on sale of SBA loans	18	--	51	--	--	18	--
Gain (loss) on sale of premises & equip, net	12	207	4	(21)	(19)	219	(12)
Gain (loss) on OREO, net	(404)	159	97	4	(28)	(245)	(145)
Gain (loss) on securities, net	--	--	4	--	(3)	--	(3)
FDIC indemnification accretion	663	73	--	--	--	736	--
Other income	698	513	448	500	507	1,211	983

Total non-interest income	8,220	19,101	7,551	7,564	7,959	27,321	15,544

Non-interest expense
Salaries and employee benefits	9,080	8,534	7,672	7,987	8,432	17,614	17,376
Occupancy and equipment	2,973	2,799	2,549	2,706	2,667	5,772	5,344
Data processing expense	954	862	834	790	813	1,816	1,590
Other operating expenses	5,983	6,360	5,260	5,556	8,355	12,343	15,219

Total non-interest expense	18,990	18,555	16,315	17,039	20,267	37,545	39,529

Income before income taxes	13,465	22,345	11,488	10,651	7,663	35,810	16,797
Income tax expense	4,508	7,971	3,607	3,412	2,222	12,479	5,111
Net income	8,957	14,374	7,881	7,239	5,441	23,331	11,686
Preferred stock dividends & accretion of discount on preferred stock	670	670	670	670	670	1,340	1,236
Net income available to common shareholders	$ 8,287	$ 13,704	$ 7,211	$ 6,569	$ 4,771	$ 21,991	$ 10,450

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Year Ended
(Dollars and shares in thousands,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,	Jun. 30,	Jun. 30,	Jun. 30,
except per share data)	2010	2010	2009	2009	2009	2010	2009

PER SHARE DATA
(Adjusted for 10% Stock Dividend)
Diluted earnings per common share	$ 0.29	$ 0.48	$ 0.25	$ 0.29	$ 0.22	$ 0.77	$ 0.48
Diluted cash earnings per common share	0.30	0.49	0.26	0.30	0.23	0.79	0.50
Basic earnings per common share	0.29	0.48	0.25	0.29	0.22	0.78	0.47
Dividends per share - common	0.0545	0.0545	0.0545	0.0545	0.0545	0.1090	0.1090
Book value per common share	15.50	15.16	14.71	14.49	13.44	15.50	13.44
Tangible book value per common share	13.40	13.05	12.66	12.36	10.75	13.40	10.75

STOCK INFORMATION
(Adjusted for 10% Stock Dividend)
Average common shares outstanding	28,320	28,278	28,196	22,528	21,877	28,299	21,863
Average diluted shares outstanding	28,586	28,530	28,433	22,773	22,134	28,554	22,133
End of period common shares outstanding	28,344	28,288	28,259	27,424	21,893	28,344	21,893

ANNUALIZED PERFORMANCE RATIOS

Return on average assets	1.17%	2.12%	1.17%	1.12%	0.84%	1.62%	0.91%
Cash return on average assets	1.25%	2.21%	1.24%	1.19%	0.91%	1.70%	0.97%
Return on average common equity	7.69%	13.28%	6.95%	8.46%	6.53%	10.42%	7.26%
Cash return on average tangible common equity	9.30%	15.75%	8.40%	10.89%	8.66%	12.45%	9.57%
Efficiency ratio	49.39%	40.12%	48.39%	51.38%	62.67%	44.32%	62.40%
Core efficiency ratio	48.17%	51.41%	49.30%	51.38%	56.11%	49.69%	57.74%
Net interest margin - FTE	4.30%	4.26%	4.14%	4.26%	4.08%	4.28%	4.01%
Fully taxable equivalent adjustment	1,067	1,050	1,106	1,023	923	2,117	1,788

RECONCILIATION OF CASH EARNINGS (LOSS)
(Adjusted for 10% Stock Dividend)
GAAP net income available to common shareholders	$ 8,287	$ 13,704	$ 7,211	$ 6,569	$ 4,771	$ 21,991	$ 10,450
Intangible amortization after-tax	354	291	281	282	281	645	562
Cash earnings	$ 8,641	$ 13,995	$ 7,492	$ 6,851	$ 5,052	$ 22,636	$ 11,012

GAAP diluted earnings per share	$ 0.29	$ 0.48	$ 0.25	$ 0.29	$ 0.22	$ 0.77	$ 0.48
Intangible amortization after-tax	0.01	0.01	0.01	0.01	0.01	0.02	0.02
Diluted cash earnings per share	$ 0.30	$ 0.49	$ 0.26	$ 0.30	$ 0.23	$ 0.79	$ 0.50

OTHER OPERATING EXPENSES

Advertising	$ 453	$ 366	$ 591	$ 567	$ 856	$ 819	$ 1,456
Merger and acquisition expenses	258	1,059	(129)	2	896	1,317	1,638
Amortization of intangibles	583	479	462	462	462	1,062	925
Amortization of mortgage servicing rights	218	218	218	218	218	436	365
Electronic banking expense	496	477	465	686	889	973	1,752
Directors' fees	181	145	226	239	237	326	521
Due from bank service charges	103	90	103	104	107	193	207
FDIC and state assessment	986	898	862	913	1,949	1,884	2,914
Insurance	296	300	274	278	271	596	568
Legal and accounting	356	388	38	74	368	744	803
Mortgage servicing expense	76	84	78	75	78	160	150
Other professional fees	368	313	300	278	250	681	509
Operating supplies	207	186	215	217	192	393	405
Postage	164	150	153	163	173	314	349
Telephone	152	138	145	164	181	290	359
Other expense	1,086	1,069	1,259	1,116	1,228	2,155	2,298

Total other operating expenses	$ 5,983	$ 6,360	$ 5,260	$ 5,556	$ 8,355	$ 12,343	$ 15,219

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(Dollars in thousands)	2010	2010	2009	2009	2009

LOANS NOT COVERED BY LOSS SHARE

Real estate
Commercial real estate loans
Non-farm/non-residential	$ 823,465	$ 822,252	$ 808,983	$ 812,195	$ 794,675
Construction/land development	365,779	363,738	368,723	353,645	347,028
Agricultural	26,989	30,943	33,699	36,675	38,379
Residential real estate loans
Residential 1-4 family	376,196	381,451	382,504	394,626	407,642
Multifamily residential	65,147	63,602	62,609	63,025	72,673
Total real estate	1,657,576	1,661,986	1,656,518	1,660,166	1,660,397
Consumer	33,566	33,206	39,084	40,288	41,814
Commercial and industrial	222,403	231,867	219,847	220,511	224,043
Agricultural	23,307	12,122	10,280	21,126	21,566
Other	28,637	20,485	24,556	28,948	24,884
Loans receivable not covered by loss share	1,965,489	1,959,666	1,950,285	1,971,039	1,972,704

ALLOWANCE FOR LOAN LOSSES

Balance, beginning of period	$ 42,845	$ 42,968	$ 41,210	$ 41,804	$ 40,822
Loans charged off	4,052	3,720	2,639	4,491	2,324
Recoveries of loans previously charged off	1,071	497	547	347	556
Net loans charged off	2,981	3,223	2,092	4,144	1,768
Provision for loan losses	3,750	3,100	3,850	3,550	2,750
Balance, end of period	$ 43,614	$ 42,845	$ 42,968	$ 41,210	$ 41,804

Net charge-offs to average non-covered loans	0.61%	0.67%	0.42%	0.83%	0.36%
Allowance for loan losses to total non-covered loans	2.22%	2.19%	2.20%	2.09%	2.12%

NON-PERFORMING ASSETS
NOT COVERED BY LOSS SHARE

Non-performing non-covered loans
Non-accrual non-covered loans	$ 38,069	$ 33,907	$ 37,056	$ 32,585	$ 29,977
Non-covered loans past due 90 days or more	53	3,915	2,889	2,089	5,291
Total non-performing non-covered loans	38,122	37,822	39,945	34,674	35,268
Other non-performing non-covered assets
Non-covered foreclosed assets held for sale, net	11,638	17,610	16,484	19,111	17,606
Other non-performing non-covered assets	307	394	371	128	2
Total other non-performing non-covered assets	11,945	18,004	16,855	19,239	17,608
Total non-performing non-covered assets	$ 50,067	$ 55,826	$ 56,800	$ 53,913	$ 52,876

Allowance for loan losses to non-performing non-covered loans	114.41%	113.28%	107.57%	118.85%	118.53%
Non-performing non-covered loans to total non-covered loans	1.94%	1.93%	2.05%	1.76%	1.79%
Non-performing non-covered assets to total non-covered assets	1.83%	2.03%	2.12%	2.05%	2.05%

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	June 30, 2010			March 31, 2010
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 155,563	$ 81	0.21%	$ 137,747	$ 85	0.25%
Federal funds sold	5,948	5	0.34%	7,361	5	0.28%
Investment securities - taxable	222,483	1,934	3.49%	194,329	1,627	3.40%
Investment securities - non-taxable - FTE	137,420	2,427	7.08%	138,128	2,387	7.01%
Loans receivable - FTE	2,188,297	33,277	6.10%	1,993,626	30,008	6.10%
Total interest-earning assets	2,709,711	37,724	5.58%	2,471,191	34,112	5.60%
Non-earning assets	348,243			282,956
Total assets	$ 3,057,954			$ 2,754,147

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 861,757	$ 1,305	0.61%	$ 756,412	$ 1,084	0.58%
Time deposits	1,004,269	4,567	1.82%	862,437	4,211	1.98%
Total interest-bearing deposits	1,866,026	5,872	1.26%	1,618,849	5,295	1.33%
Federal funds purchased	32	--	0.00%	44	--	0.00%
Securities sold under agreement to repurchase	60,803	118	0.78%	53,795	94	0.71%
FHLB borrowed funds	243,544	2,082	3.43%	247,514	2,177	3.57%
Subordinated debentures	47,453	600	5.07%	47,476	597	5.10%
Total interest-bearing liabilities	2,217,858	8,672	1.57%	1,967,678	8,163	1.68%
Non-interest bearing liabilities
Non-interest bearing deposits	338,208			306,512
Other liabilities	20,070			12,300
Total liabilities	2,576,136			2,286,490
Shareholders' equity	481,818			467,657
Total liabilities and shareholders' equity	$ 3,057,954			$ 2,754,147
Net interest spread			4.01%			3.92%
Net interest income and margin - FTE		$ 29,052	4.30%		$ 25,949	4.26%

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Six Months Ended
	June 30, 2010			June 30, 2009
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 148,294	$ 166	0.23%	$ 7,221	$ 20	0.56%
Federal funds sold	6,650	10	0.30%	12,673	11	0.18%
Investment securities - taxable	208,482	3,562	3.45%	220,130	4,905	4.49%
Investment securities - non-taxable - FTE	137,774	4,814	7.05%	118,723	4,210	7.15%
Loans receivable - FTE	2,091,764	63,284	6.10%	1,973,420	58,746	6.00%
Total interest-earning assets	2,592,964	71,836	5.59%	2,332,167	67,892	5.87%
Non-earning assets	313,912			262,071
Total assets	$ 2,906,876			$ 2,594,238

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 809,666	$ 2,389	0.60%	$ 670,687	$ 2,461	0.74%
Time deposits	933,745	8,778	1.90%	893,087	12,788	2.89%
Total interest-bearing deposits	1,743,411	11,167	1.29%	1,563,774	15,249	1.97%
Federal funds purchased	38	--	0.00%	4,450	4	0.18%
Securities sold under agreement to repurchase	57,319	212	0.75%	78,348	235	0.60%
FHLB borrowed funds	245,518	4,259	3.50%	279,280	4,749	3.43%
Subordinated debentures	47,464	1,197	5.09%	47,554	1,335	5.66%
Total interest-bearing liabilities	2,093,750	16,835	1.62%	1,973,406	21,572	2.20%
Non-interest bearing liabilities
Non-interest bearing deposits	322,157			275,175
Other liabilities	16,192			10,517
Total liabilities	2,432,099			2,259,098
Shareholders' equity	474,777			335,140
Total liabilities and shareholders' equity	$ 2,906,876			$ 2,594,238
Net interest spread			3.97%			3.67%
Net interest income and margin - FTE		$ 55,001	4.28%		$ 46,320	4.01%
CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Chief Accounting Officer &
           Investor Relations Officer
          (501) 328-4770